UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2019

P & F INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On February 14, 2019, P&F Industries, Inc. (the “Company”) and Fidelity Puritan Trust: Fidelity Low-Priced Stock Fund (“Fidelity Fund 1”), Fidelity Low Priced Stock Commingled Pool (“Fidelity Fund 2”) and Fidelity Puritan Trust: Fidelity Low-Priced Stock K6 Fund (“Fidelity Fund 3”, and together with Fidelity Fund 1 and Fidelity Fund 2, the “Sellers”) entered into a purchase agreement (the “Purchase Agreement”), pursuant to which, among other things, the Company agreed, subject to certain conditions, to acquire a total amount of 389,909 shares of the Company’s Class A Common Stock (“Common Stock”) from the Sellers at price of $7.6293 per share (an aggregate of $2,970,830) (the “Repurchase”), as described herein and in the Purchase Agreement. The Purchase Agreement contains customary representations, warranties and acknowledgments, and sets forth the mechanics of the Repurchase. The Purchase Agreement provides that the Company and the Sellers had the right to terminate the Repurchase if certain closing conditions were not met by February 19, 2019; however, such conditions having been satisfied, the Repurchase was consummated on February 15, 2019. The Company financed the purchase price of the Repurchase through the revolver loan under the Loan Agreement (as defined below).

The foregoing descriptions of the Repurchase and the Purchase Agreement do not purport to be complete, and are qualified in their entirety by reference to the full text of the Purchase Agreement attached as Exhibit 10.1 hereto and incorporated herein by reference.

Contemporaneously with the Repurchase, the Company, its subsidiaries Florida Pneumatic Manufacturing Corporation (“Florida Pneumatic”) and Hy-Tech Machine, Inc. (“Hy-Tech”, and together with the Company and Florida Pneumatic, collectively, “Borrowers”) and the Company’s subsidiaries Jiffy Air Tool, Inc. (“Jiffy”), ATSCO Holdings Corp. (“ATSCO”), Bonanza Properties Corp. (“Properties”), Continental Tool Group, Inc. (“Continental Tool”), Countrywide Hardware, Inc. (“Countrywide”), Embassy Industries, Inc. (“Embassy”) and Exhaust Technologies, Inc. (“Exhaust” and together with Jiffy, ATSCO, Properties, Continental Tool, Countrywide, Embassy and Exhaust, collectively, “Guarantors”) entered into Amendment No. 6 to Second Amended and Restated Loan and Security Agreement (the “Amendment”), with Capital One, National Association, as agent (the “Agent”) for the lenders (the “Lenders”) from time to time party to the Loan Agreement (as defined below). The Amendment amended the Second Amended and Restated Loan and Security Agreement, dated as of April 5, 2017, as amended from time to time (the “Loan Agreement”), among the Borrowers, the Guarantors, the Agent and the Lenders.

The Amendment, among other things, modified the Loan Agreement by revising and adding certain defined terms and revising certain covenants, in each case as set forth in the Amendment, so as to allow the Repurchase. The foregoing description of the Amendment is qualified its entirety by reference to the full text of the Amendment attached as Exhibit 10.2 hereto and incorporated herein by reference.

Additionally, on February 14, 2019, Richard A. Horowitz, the Chairman, President and Chief Executive Officer of the Company entered into an agreement (the “Horowitz Agreement”) with the Board of Directors of the Company in connection with the Repurchase. Pursuant to the Horowitz Agreement, among other things, Mr. Horowitz agreed that with respect to any vote of the Company shareholders, to the extent the percentage of Common Stock held by him exceeds a threshold amount, as determined pursuant to the Horowitz Agreement, such excess shares shall either not be voted or shall be voted proportionately with the vote of all holders of Common Stock other than shares of Common Stock held by Mr. Horowitz, Grace Horowitz or any shareholder that is a filer under Section 13(d) of the Securities Exchange Act of 1934 with respect to the Company, or as otherwise determined by a resolution of the majority of the independent directors of the Company. Additionally, pursuant to the Horowitz Agreement, Mr. Horowitz has agreed to certain other covenants which restrict certain actions by Mr. Horowitz relating to his ability to acquire, vote and dispose of Common Stock and the removal of independent directors. The foregoing description of the Horowitz Agreement is qualified in its entirety by reference to the full text of the Horowitz Agreement attached as Exhibit 10.3 hereto and incorporated herein by reference.

The Purchase Agreement, the Amendment, the Horowitz Agreement and the above descriptions of such agreements, have been included to provide investors and security holders with information regarding the terms of such agreements, and are not intended to provide any other factual information about the Company, its subsidiaries or affiliates, or any other parties to such agreements. The representations and warranties contained in such agreements were made only for purposes of those agreements, and as of specific dates, were solely for the benefit of the parties to those agreements, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by the parties to each other. Investors should not rely on the representations and warranties contained in the Purchase Agreement or Amendment as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries, affiliates or businesses.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01.	Other Items

On February 14, 2019, the Company issued a press release (the “Press Release”) announcing the entering into of the Purchase Agreement. A copy of the Press Release is furnished as Exhibit 99.1 hereto.

9.01.	Financial Statements and Exhibits

(d)       Exhibits:

10.1	Purchase Amendment, dated as of February 14, 2019, by and among the Company and the Sellers.

10.2	Amendment No. 6 to Second Amended and Restated Loan and Security Agreement, dated as of February 14, 2019, by and among the Borrowers, Guarantors, Lenders and Agent.

10.3	Agreement, dated February 14, 2019, between Richard A. Horowitz and the Board of Directors of the Company.

99.1	Press Release, dated February 14, 2019, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

Date: February 15, 2019
	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr.
Vice President, Chief Operating Officer and Chief Financial Officer